UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

KEURIG GREEN MOUNTAIN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

KEURIG GREEN MOUNTAIN, INC.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

and NOTICE OF ANNUAL MEETING

33 Coffee Lane, Waterbury, VT 05676

Proxy materials for the 2015 Annual Meeting of Stockholders of Keurig Green Mountain, Inc. are now available on the Internet or by mail. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

This communication is not a form for voting and presents only an overview of the more complete proxy materials which contain important information that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before January 21, 2015 to facilitate a timely delivery.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held January 29,  2015.  The Proxy Statement, form of Proxy and our Annual Report for the year ending September 27, 2014 are available at: http://www.viewproxy.com/keuriggreenmountain/2015.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

Dear Stockholder,

The Annual Meeting of Stockholders (the “Annual Meeting”) of Keurig Green Mountain, Inc., a Delaware corporation (the “Company”), will be held at The Essex Resort & Spa, Atrium, 70 Essex Way, Essex, Vermont 05452, on Thursday, January 29, 2015, at 10:00 a.m. Eastern Standard Time to vote on the following proposals:

(I)           Proposal I — To elect three Class I Directors for a three-year term to expire 2018.

Nominees: (01) Brian P. Kelley (02) Robert A. Steele (03) Jose Octavio Reyes Lagunes

(II)      To approve, on an advisory basis, the executive compensation as disclosed in the proxy statement;

(III) To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2015; and

To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

Material for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET	By logging on to http://www.viewproxy.com/keuriggreenmountain/2015 Have the 11 digit control number available when you access the website and follow the instructions.

TELEPHONE	Call 1-877-777-2857 TOLL FREE

EMAIL

By email at:requests@viewproxy.com

* If requesting material by email, please send a blank email with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your email requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

KEURIG GREEN MOUNTAIN, INC.

33 Coffee Lane, Waterbury, VT 05676

The following proxy materials are available to you for review at:

http://www.viewproxy.com/keuriggreenmountain/2015

•     the Company’s Annual Report for the year ending September 27, 2014;

•     the Company’s 2015 Proxy Statement; and

•     the form of Proxy.

Directions to attend the Annual Meeting can be found in the Proxy Statement.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Proxy Materials On The Internet

You Will Be Asked To Follow The Prompts To Vote Your Shares

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or

By logging onto http://www.viewproxy.com/keuriggreenmountain/2015

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.